LIMITED POWER OF ATTORNEY FOR
SECTION 16 REPORTING OBLIGATIONS

Know all by these presents, that
the undersigned hereby makes,
constitutes and appoints each of
Richard Thon and Richard Carlson
as the undersigned's true and
lawful attorney-in-fact, with
full power and authority as
hereinafter described on behalf
of and in the name, place and
stead of the undersigned to:

(1)	prepare, execute,
acknowledge, deliver and file
Forms, 3, 4 and 5 (including any
amendments thereto) with respect
to the securities of ProUroCare
Medical Inc., a Nevada
corporation (the "Company"), with
the United States Securities and
Exchange Commission, any national
securities exchanges and the
Company, as considered necessary
or advisable under Section 16(a)
of the Securities Exchange Act of
1934 and the rules and
regulations promulgated
thereunder, as amended from time
to time (the "Exchange Act");

(2)	seek or obtain, as the
undersigned's representative and
on the undersigned's behalf,
information on transactions in
the Company's securities from any
third party, including brokers,
employee benefit plan
administrators and trustees, and
the undersigned hereby authorizes
any such person to release any
such information to the
undersigned and approves and
ratifies any such release of
information; and

(3)	perform any and all other
acts which in the discretion of
such attorney-in-fact are
necessary or desirable for and on
behalf of the undersigned in
connection with the foregoing.

The undersigned acknowledges
that:

(1)	this Power of Attorney
authorizes, but does not require,
such attorney-in-fact to act in
their discretion on information
provided to such attorney-in-fact
without independent verification
of such information;

(2)	any documents prepared
and/or executed by such attorney-
in-fact on behalf of the
undersigned pursuant to this
Power of Attorney will be in such
form and will contain such
information and disclosure as
such attorney-in-fact, in his or
her discretion, deems necessary
or desirable;

(3)	neither the Company nor such
attorney-in-fact assumes (i) any
liability for the undersigned's
responsibility to comply with the
requirement of the Exchange Act,
(ii) any liability of the
undersigned for any failure to
comply with such requirements, or
(iii) any obligation or liability
of the undersigned for profit
disgorgement under Section 16(b)
of the Exchange Act; and

(4)	this Power of Attorney does
not relieve the undersigned from
responsibility for compliance
with the undersigned's
obligations under the Exchange
Act, including without limitation
the reporting requirements under
Section 16 of the Exchange Act.

The undersigned hereby gives and
grants the foregoing attorney-in-
fact full power and authority to
do and perform all and every act
and thing whatsoever requisite,
necessary or appropriate to be
done in and about the foregoing
matters as fully to all intents
and purposes as the undersigned
might or could do if present,
hereby ratifying all that such
attorney-in-fact of, for and on
behalf of the undersigned, shall
lawfully do or cause to be done
by virtue of this Limited Power
of Attorney.

This Power of Attorney shall
remain in full force and effect
until revoked by the undersigned
in a signed writing delivered to
such attorney-in-fact.

IN WITNESS WHEREOF, the
undersigned has caused this Power
of Attorney to be executed as of
this 1st day of November, 2012.

/s/David M. Barrett
Signature


David M. Barrett
Print Name





Subscribed and sworn to before me
this 1st day of November, 2012.


/s/Lisa Haskins
NOTARY PUBLIC


In and for the County of Grafton
State of New Hampshire
My Commission Expires July 14, 2015

(Notarial Seal)

State of 	New Hampshire
My Commission Expires July 14,2015